UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75242

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement

On June 2, 2026, Vivakor, Inc. (the “Company”), and its wholly-owned subsidiary, VivaVentures Remediation Processing I, LLC (“VivaVentures”), entered into a series of agreements, including: (i) documents for the formation of Monarch Remediation Processing I, LLC (“MRP”), including a Company Agreement, attached hereto as Exhibit 10.1 (the “MRP Formation Documents”), (ii) a Site Operations Agreement by and between MRP and CA-2 Materials, Inc. (“CA-2 Materials”), attached hereto as Exhibit 10.2 (the “Site Ops Agreement”), (iii) a Management Services Agreement by and between MRP and Monarch R&P Management, LLC (“Monarch R&P”), attached hereto as Exhibit 10.3 (the “Management Agreement”), (iv) a Guaranty Agreement by the Company, attached hereto as Exhibit 10.4 (the “Guaranty”) and (v) an Indemnity Agreement, attached hereto as Exhibit 10.5, under which VivaVentures agrees to indemnify Monarch R&P and CA-2 Materials for any obligations related to VivaVentures and Vivakor previously leasing the premises where the Wash Plant is located (the “Indemnity”, and together with the MRP Formation Documents, the Site Ops Agreement, the Management Agreement, and the Guaranty, the “Monarch Transaction Documents”), under which VivaVentures, the entity controlling the development of the Company’s planned remediation center and wash plant located in Harris County, Texas (the “Wash Plant”), is forming MRP with Monarch R&P to govern the Wash Plant operations and hire CA-2 Materials under the Site Ops Agreement to manage the day-to-day operations of the Wash Plant (the “Monarch Transaction”).

Under the terms of the Monarch Transaction Documents, (i) CA-2 Materials is the leasee of the leased property where the Wash Plant is located, (ii) certain executive officers of the Company are Managers of MRP, (iii) sixty (60) days after the effective date the two individuals that manage CA-2 Materials Note are to be issued shares of the Company’s restricted common stock worth $2,000,000 and valued at the VWAP of the 10 trading days prior to the effective date of the Management Agreement (the “CA-2 Materials Shares”), (iv) the Company and VivaVentures will contribute a total of $2,250,000 as its contribution to the formation of MRP, while Monarch R&P will enter into the Site Ops Agreement and Management Agreement for its contribution, (v) Monarch R&P will be paid a monthly management fee of $110,000 for managing the operations of the Wash Plant.

This summary is not a complete description of all of the terms of the Monarch Transaction Documents and are qualified in their entirety by reference to the full text of the Monarch Transaction Documents, forms of which are filed as Exhibits 10.1 – 10.5 hereto, which are incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

As disclosed in Item 1.01, on June 2, 2026, the Company entered into the Monarch Transaction Documents and agreed to issue the CA-2 Materials Shares, which securities will contain a standard Rule 144 restrictive legend. The issuance of the foregoing securities will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holders are sophisticated investors and familiar with our operations.

As previously reported, between June 6, 2025 and June 9, 2025, Vivakor, Inc. (the “Company”) issued convertible promissory notes (the “Lender Notes”), to seven non-affiliated accredited investors (the “Lenders”), in the aggregate principal amount of $5,117,647.06 in connection with a Securities Purchase Agreement entered into by and between the Company and the Lenders (the “Lender SPA”). Under the terms of the Lender SPA and the Lender Notes, the Company received $4,350,000 prior to deducting customary fees.

Between June 4, 2026 and June 5, 2026, the Company received Notices of Conversion from several of the Lenders converting a total of $1,037,025 of the amounts due under the Lender Notes into 2,090,001 shares of the Company’s common stock (the “Lender Shares”). Pursuant to the terms of the Lender Notes and the Notices of Conversion, the Company issued the Lender Shares. The Lender Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

Item 7.01	Regulation FD Disclosure.

On June 4, 2026, Vivakor, Inc. (the “Company”) issued a press release announcing that the Company had entered into a recurring one-year crude oil transaction that covers approximately 100,000 barrels of crude oil per month from June 1, 2026 through May 31, 2027, representing revenue of approximately $9 million per month, or approximately $108 million annualized, based on current market pricing. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	MRP Company Agreement dated June 2, 2026
10.2	Site Operations Agreement dated June 2, 2026
10.3	Management Agreement dated June 2, 2026
10.4	Guaranty Agreement dated June 2, 2026
10.5	Indemnity Agreement dated June 2, 2026
99.1	Press Release Announcing $108 Million Annualized Crude Oil Transaction[1]
104	Cover Page Interactive Data File (formatted as Inline XBRL).

[1]	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: June 8, 2026	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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